UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2013

Date of reporting period:	March 1, 2012 — February 28, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PFLRX

Putnam Floating Rate Income Fund

Annual report
2|28|13

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Floating Rate Income
Fund

Annual report
2 | 28 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Federal tax information	46

About the Trustees	47

Officers	49

Consider these risks before investing: Lower-rated bonds may offer higher yields in return for more risk. Derivatives also involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. To the extent the fund holds floating-rate loans, interest-rate risk may be reduced but will not be eliminated. While floating-rate loans are normally secured by specific collateral or assets of the issuer (so that holders of the loan, such as the fund, will have a priority claim on those assets in the event of default or bankruptcy of the issuer), the value of collateral may be insufficient to meet the issuer’s obligations, and the fund’s access to collateral may be limited by bankruptcy or other insolvency laws. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

The U.S. stock market has set record highs recently, thanks to steadily improving housing and employment data and the Federal Reserve’s pledge to continue to add stimulus until it believes the economy has meaningfully improved. The federal budget battle continues among Washington lawmakers, but investors appear to believe that a resolution will eventually take place.

The by-now familiar risks that have buffeted markets for a few years have not gone away entirely, but they appear to be steadily abating. Europe, while having slumped further into recession, is slowly addressing its sovereign debt problem; China’s economy appears to be improving; and here in the United States economic recovery is underway.

Times like these require a measured, balanced approach to investing. At Putnam, our investment team is actively focused on managing risk while pursuing returns. The guidance of your financial advisor is also important in helping to ensure that your portfolio remains in line with your individual goals and tolerance for risk.

We would like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

A disciplined approach to seeking high current income and capital growth

Putnam Floating Rate Income Fund invests mainly in floating-rate bank loans, which are loans issued by banks to corporations. Interest rates on these loans adjust to reflect changes in short-term rates — when rates rise, floating-rate loans pay a higher yield. Also, they are generally senior — or paid first in the event of bankruptcy — in a company’s capital structure and secured by the company’s assets, such as buildings and equipment.

With these features, floating-rate loans can benefit from both rising interest rates and strong economic conditions — factors that pose risks to traditional bonds. When interest rates increase, floating-rate loans pay more income, which makes them more attractive to investors. For that reason, the prices of loans, unlike bonds, can be stable or can increase when rates rise. Economic growth also supports the revenues of companies that finance themselves with loans.

Floating-rate loans are typically issued on behalf of companies that lack investment-grade credit ratings. Like high-yield corporate bonds, floating-rate loans are considered to have a greater chance of default and can be illiquid. The advantage for investors is the “senior-secured” status of the loans, which gives them a higher claim on the company’s assets.

Background on bank loans

Bank loans may be a less familiar asset class to many investors, but over many years, the market has grown to be a significant component of the fixed-income credit markets. By the year 2000, the floating-rate loan market had grown larger than the market for corporate high-yield bonds. Since the credit and financial crisis of 2008, these markets have changed again, as many corporations have moved to refinance their bank loans by issuing high-yield debt, in order to gain greater financial flexibility.

While there is no formal clearinghouse for bank loans, like a stock exchange, third-party services provide pricing information to facilitate trading. Growth also allows a greater number and variety of companies to obtain financing through bank loans, increasing the diversification opportunities for funds that invest in bank loans.

2	Floating Rate Income Fund	Floating Rate Income Fund	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. A short-term trading fee of 1.00% may apply to redemptions (including exchanges into another fund) within the time period specified in the fund’s prospectus. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

4	Floating Rate Income Fund

Interview with your fund’s portfolio manager

How would you describe the market environment during the fund’s fiscal year that ended February 28, 2013?

The trend for floating-rate debt and for risk assets was generally positive over the past 12 months, although there were some bumps along the way. In particular, events in April and May 2012 sent investors on a flight to quality, after economic data released at the time suggested that the unusually mild winter one year ago had caused some inflated perceptions about the strength of the U.S. economy, and that growth was likely weaker than previously thought. During that time risk assets across the board sold off, including floating-rate notes. The market improved notably soon thereafter, beginning in the summer of 2012 and continuing essentially uninterrupted through the remainder of the fund’s fiscal year. December’s volatility was a noteworthy exception, as concerns over the looming fiscal cliff sent investors to the sidelines temporarily. Throughout the period, reports on the European sovereign debt situation showed the 17-nation eurozone making continued slow progress, and that the widespread financial contagion that investors had feared as 2012 began appeared increasingly unlikely. In the absence of any significant negative surprises over the past 12 months, investors continued to choose riskier assets, including stocks, high-yield bonds, and bank debt.

Against this backdrop, floating-rate bank loans outperformed the broad-based bond

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 2/28/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Floating Rate Income Fund	5

market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that Putnam Floating Rate Income Fund outperformed the average return of its Lipper peer group during the fiscal year, although it did trail its benchmarks.

During the period, the Federal Reserve launched a third round of quantitative easing, which it then expanded in December 2012. What effect did those programs have on the fixed-income markets?

Following its September 2012 meeting, the Fed announced a new and open-ended round of bond buying dubbed “QE3” through which it will purchase some $40 billion of agency mortgage-backed securities per month. In addition, the Fed announced in December it would replace its expiring Operation Twist program with a plan to purchase up to $45 billion per month in longer-dated Treasury securities. The goal of this latest installment of easing is, like past programs, to keep downward pressure on interest rates broadly and mortgage rates in particular, while encouraging investor risk-taking by pushing capital out of the low-yielding Treasury market and into riskier asset classes.

As for the impact on the markets, we have seen some trends begin to develop that we are monitoring closely. Unlike Operation Twist, the latest easing program is funded with newly created money, so the potential for inflationary pressure exists. And we have in fact seen interest rates at the long end of the yield curve creeping higher in the early months of 2013.

Credit qualities are shown as a percentage of net assets. Net cash, if any, represents the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch ratings, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including forward currency contracts, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the net cash category. The fund itself has not been rated by an independent rating agency.

6	Floating Rate Income Fund

In this type of environment, we believe there are three fundamental reasons to own floating-rate bonds. First, they generally offer an attractive yield advantage relative to other bonds in a low-interest-rate environment, and that continues to be the case. Second, the prices of floating-rate bonds tend to be less influenced by interest-rate changes, and therefore can potentially offer a degree of protection from rising long-term rates. Third, floating-rate bonds offer investors higher coupons when short-term rates rise. While the Fed is clearly committed to keeping interest rates low across the board as long as inflation remains mild and economic growth slow, I believe the first two reasons I mentioned are still very much part of the story behind the strength of the floating-rate asset class. Today, the yield premium that floating-rate bonds currently offer over Treasuries is higher than the historical average. This could lead to future price appreciation if that “spread” tightens, which one would expect if the economy improves — and economic improvement, of course, is one of the goals behind QE3.

Which holdings contributed positively to fund performance during the period?

Holdings in the retail; gaming, lodging, and leisure; and energy sectors all contributed

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 2/28/13. Short-term holdings and derivatives, if any, are excluded. Holdings will vary over time.

Floating Rate Income Fund	7

positively to performance, as did the fund’s overweight positions relative to the benchmark in those three sectors. Key holdings included Travelport, a content aggregator and distributor for the travel industry; ConvaTec, a medical and surgical devices manufacturer; and Claire’s Stores, the jewelry and fashion accessory retailer. We sold our position in Claire’s during the period to lock in profits.

What decisions detracted from the fund’s performance during the period?

Throughout the reporting period, the fund held fairly sizable underweight positions in the technology and utilities sectors, which proved to be two of the best-performing segments of the market over the past year. While the fund’s positions within those sectors on the whole posted positive absolute returns during the past year, those gains lagged those of the benchmark and contributed to the fund’s relative underperformance.

What is your outlook for the floating-rate market, and how are you positioning the fund?

Of the three market dimensions we analyze, our outlook for fundamentals, valuation, and technicals — meaning the balance of supply and demand — is neutral on all three fronts. In terms of valuation, we still believe prices in the market remain attractive relative to historical averages, although dramatically less so than in the wake of the 2008 credit crisis. Looking at fundamentals, economic data at the macro level have been improving, albeit slowly, and the fiscal health of corporate floating-rate debt issuers has been and remains quite

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Floating Rate Income Fund

strong, in our analysis. Defaults remain low and earnings solid, although some potential headwinds exist should companies struggle to maintain their generally robust margins of late. Turning to the third dimension of our analysis, technicals also have generally been supportive in the floating-rate market. With interest rates near historic lows, many companies have been able to refinance their existing bank debt by issuing bonds and paying off their loans, resulting in a reduced supply in the market. Meanwhile, overall demand has remained fairly strong throughout the past year.

In terms of positioning the portfolio, we continue to emphasize more liquid bank loans with higher credit qualities and strong collateral valuations. We continue to believe the markets could experience an increase in merger-and-acquisition activity, which would translate into a broader set of investment opportunities. As always, we will seek to maintain a well-diversified portfolio, and believe that a measured approach based on intensive fundamental research is the best way to generate competitive performance in today’s economic environment.

Thank you, Paul, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from The University of Chicago Booth School of Business and a B.A. from Colgate University. A CFA charterholder, Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

IN THE NEWS

The global economy continues to expand, but the rate of expansion slowed recently. Manufacturing production and services activity worldwide both eased in February, according to data compiled by JPMorgan and Market Economics. Economic growth was led by the United States, followed by China, Germany, the United Kingdom, Brazil, India, Russia, and Ireland. The rate of increase, however, dropped in most of those countries, with the United States and Russia being the exceptions. Japan’s economic output, meanwhile, was stagnant. In the still-troubled eurozone, conditions weakened substantially in France, Italy, and Spain, with output contracting sharply in these countries’ manufacturing and services sectors. While the global economic deceleration was considered slight by most observers, the expansion rate hit a four-month low in February. As the employment picture improves in the United States and around the world, economists hope that jobs growth will spur further demand.

Floating Rate Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/28/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	38.40%	37.02%	32.92%	32.92%	29.64%	29.64%	37.02%	35.99%	35.48%	41.10%
Annual average	3.87	3.74	3.38	3.38	3.08	3.08	3.74	3.65	3.61	4.10

5 years	28.54	27.25	26.27	26.27	23.81	23.81	27.93	26.97	26.94	30.30
Annual average	5.15	4.94	4.78	4.78	4.36	4.36	5.05	4.89	4.89	5.44

3 years	20.26	19.05	19.57	19.57	17.59	17.59	20.05	19.15	19.36	21.29
Annual average	6.34	5.99	6.14	6.14	5.55	5.55	6.28	6.01	6.08	6.65

1 year	7.42	6.35	7.21	6.21	6.51	5.51	7.37	6.57	7.16	7.69

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Investors who purchased class A or M shares prior to 4/5/10 were subject to higher sales charges and received a lower after-sales-charge return. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which, for class B shares purchased on or after 4/5/10, is 1% in the first year, declining to 0.5% in the second year, and is eliminated thereafter. For class B shares purchased prior to 4/5/10, the CDSC is 3% in the first year, declining over time to 1% in the fourth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

A short-term trading fee of 1.00% may apply to redemptions (including exchanges into another fund) within the time period specified in the fund’s prospectus.

10	Floating Rate Income Fund

Comparative index returns For periods ended 2/28/13

			Lipper Loan
	Barclays U.S. High	S&P/LSTA Leveraged	Participation Funds
	Yield Loan Index*	Loan Index (LLI)†	category average‡

Life of fund	—	55.50%	37.32%
Annual average	—	5.28	3.73

5 years	42.30%	41.22	29.99
Annual average	7.31	7.15	5.35

3 years	21.03	21.13	20.44
Annual average	6.57	6.60	6.39

1 year	8.30	7.63	7.34

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s primary benchmark, the Barclays U.S. High Yield Loan Index, was introduced on 12/31/05, which post-dates the inception of the fund’s class A shares.

† These returns are from 7/31/04 to 2/28/13 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

‡ Over the 1-year, 3-year, 5-year, and life-of-fund periods ended 2/28/13, there were 164, 103, 87, and 37 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $13,292 and $12,964, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $13,599. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $13,548 and $14,110, respectively.

* These returns are from 7/31/04 to 2/28/13 because only data from the month-end closest to the fund’s inception date (8/4/04) is available.

Floating Rate Income Fund	11

Fund price and distribution information For the 12-month period ended 2/28/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.443105		$0.425297	$0.376698	$0.438571		$0.420880	$0.465504

Capital gains	—		—	—	—		—	—

Total	$0.443105		$0.425297	$0.376698	$0.438571		$0.420880	$0.465504

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/29/12	$8.75	$8.84	$8.75	$8.75	$8.75	$8.82	$8.75	$8.76

2/28/13	8.94	9.03	8.94	8.93	8.94	9.01	8.94	8.95

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	5.29%	5.24%	5.07%	4.48%	5.24%	5.19%	5.02%	5.56%

Current 30-day SEC yield [2]	N/A	4.40	4.23	3.69	N/A	4.35	4.17	4.69

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/4/04)		(9/7/04)		(9/7/04)		(9/7/04)		(9/7/04)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	39.71%	38.31%	34.16%	34.16%	30.79%	30.79%	38.30%	37.27%	36.72%	42.46%
Annual average	3.94	3.82	3.45	3.45	3.15	3.15	3.82	3.73	3.68	4.17

5 years	29.39	28.09	27.01	27.01	24.49	24.49	28.79	27.82	27.78	31.16
Annual average	5.29	5.08	4.90	4.90	4.48	4.48	5.19	5.03	5.03	5.58

3 years	19.19	17.99	18.40	18.40	16.41	16.41	18.99	18.10	18.30	20.08
Annual average	6.02	5.67	5.79	5.79	5.19	5.19	5.97	5.70	5.76	6.29

1 year	7.53	6.46	7.32	6.32	6.74	5.74	7.48	6.67	7.39	7.92

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

12	Floating Rate Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/29/12	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Annualized expense ratio for
the six-month period ended
2/28/13*	1.03%	1.23%	1.78%	1.08%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from September 1, 2012, to February 28, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.21	$6.22	$8.98	$5.46	$6.47	$3.95

Ending value (after expenses)	$1,039.40	$1,038.30	$1,035.50	$1,039.10	$1,039.20	$1,041.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Floating Rate Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended February 28, 2013, use the following calculation method. To find the value of your investment on September 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.16	$6.16	$8.90	$5.41	$6.41	$3.91

Ending value (after expenses)	$1,019.69	$1,018.70	$1,015.97	$1,019.44	$1,018.45	$1,020.93

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Floating Rate Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1% maximum during the first year to 0.5% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays U.S. High Yield Loan Index is an unmanaged index that provides broad and comprehensive total return metrics of the universe of U.S. dollar denominated, syndicated term loans.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P/LSTA Leveraged Loan Index is an unmanaged index of U.S. leveraged loans.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Floating Rate Income Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 28, 2013, Putnam employees had approximately $366,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Floating Rate Income Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Floating Rate Income Fund	17

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Putnam Funds Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Floating Rate Income Fund (the fund), a series of Putnam Funds Trust, including the fund’s portfolio, as of February 28, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Floating Rate Income Fund as of February 28, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
April 17, 2013

18	Floating Rate Income Fund

The fund’s portfolio 2/28/13

SENIOR LOANS (88.3%)*[c]	Principal amount	Value

Advertising and marketing services (1.3%)
Affinion Group, Inc. bank term loan FRN 6 1/2s, 2016	$2,917,601	$2,720,663

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	3,000,000	3,025,179

Van Wagner Communications, Inc. bank term loan FRN Ser. B,
8 1/4s, 2018	3,000,000	3,022,500

		8,768,342
Automotive (1.6%)
Chrysler Group, LLC bank term loan FRN Ser. B, 6s, 2017	3,945,000	4,022,803

Navistar, Inc. bank term loan FRN Ser. B, 7s, 2017	4,975,000	5,032,004

Schaeffler AG bank term loan FRN Ser. B2, 6s, 2017 (Germany)	2,000,000	2,006,876

		11,061,683
Basic materials (6.2%)
BWAY Holding Co. bank term loan FRN Ser. B, 4 1/2s, 2017	3,000,000	3,026,250

Dupont Performance Coatings, Inc. bank term loan FRN Ser. B,
4 3/4s, 2020 (Australia)	4,000,000	4,047,728

Fortescue Metals Group, Ltd. bank term loan FRN Class B,
5 1/4s, 2017 (Australia)	4,533,638	4,588,417

HD Supply, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	3,000,000	3,007,500

Houghton International, Inc. bank term loan FRN 5 1/4s, 2019	2,000,000	2,020,834

INEOS Group Holdings, Ltd. bank term loan FRN Ser. B, 6 1/2s,
2018 (United Kingdom)	2,730,619	2,785,231

Metals USA, Inc. bank term loan FRN 6 1/4s, 2019	3,000,000	3,003,750

Nexeo Solutions, LLC bank term loan FRN 5s, 2017	997,500	986,902

Nexeo Solutions, LLC bank term loan FRN Ser. B, 5s, 2017	3,006,450	2,998,934

Novelis, Inc./GA bank term loan FRN Class B, 4s, 2017	1,122,103	1,126,030

PQ Corp. bank term loan FRN Ser. B, 4 1/2s, 2017	3,000,000	3,002,499

Taminco Global Chemical Corp. bank term loan FRN Ser. B2,
4 1/4s, 2019 (Belgium)	1,985,000	1,998,647

Tronox, Inc. bank term loan FRN Ser. B, 4 1/4s, 2017	1,563,571	1,562,919

Tronox, Inc. bank term loan FRN Ser. DD, 4 1/4s, 2017	426,429	427,921

Tube City IMS Corp. bank term loan FRN Ser. B, 5 3/4s, 2019	2,977,500	3,007,275

Tube City IMS Corp. bank term loan FRN Ser. B, 4 3/4s, 2019	3,342,525	3,359,238

Unifrax I, LLC bank term loan FRN Ser. B, 4 1/4s, 2018	1,000,000	1,007,188

		41,957,263
Broadcasting (4.5%)
Clear Channel Communications, Inc. bank term loan FRN Ser. B,
3.854s, 2016	6,817,423	5,855,239

Cumulus Media Holdings, Inc. bank term loan FRN 7 1/2s, 2019	1,000,000	1,022,500

Cumulus Media Holdings, Inc. bank term loan FRN 4 1/2s, 2018	2,374,125	2,391,931

Entercom Radio, LLC bank term loan FRN Ser. B, 5.022s, 2018	2,701,772	2,722,035

Fox Acquisition Sub, LLC bank term loan FRN Ser. B,
5 1/2s, 2017	1,995,000	2,021,599

Gray Television, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	3,855,856	3,894,414

LIN Television Corp. bank term loan FRN Ser. B, 4s, 2018	990,000	994,950

Mission Broadcasting, Inc. bank term loan FRN Ser. B,
4 1/2s, 2019	891,429	895,886

NEP Broadcasting, LLC bank term loan FRN 5 1/4s, 2020	1,500,000	1,518,750

Nexstar Broadcasting Group, Inc. bank term loan FRN Ser. B,
4 1/2s, 2019	2,108,571	2,119,114

Floating Rate Income Fund	19

SENIOR LOANS (88.3%)*[c] cont.	Principal amount	Value

Broadcasting cont.
Univision Communications, Inc. bank term loan FRN
4.454s, 2017	$5,522,341	$5,530,475

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 3/4s, 2020	1,500,000	1,503,000

		30,469,893
Building materials (0.7%)
Nortek, Inc. bank term loan FRN Class B, 5 1/4s, 2017	439,706	442,638

Roofing Supply Group, LLC bank term loan FRN Class B,
5.54s, 2019	3,990,000	4,019,925

		4,462,563
Capital goods (6.4%)
ADS Waste Holdings, Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	4,500,000	4,506,750

Allison Transmission, Inc. bank term loan FRN Class B3,
4 1/4s, 2019	3,483,769	3,515,994

Beechcraft Holdings, LLC bank term loan FRN Ser. B,
5 3/4s, 2020	3,000,000	2,998,125

Generac Power Systems, Inc. bank term loan FRN Class B,
6 1/4s, 2018	2,718,333	2,768,169

Husky Injection Molding Systems, Ltd. bank term loan FRN
Class B, 5 3/4s, 2018 (Canada)	2,786,206	2,818,247

Manitowoc Co., Inc. (The) bank term loan FRN Ser. B,
4 1/4s, 2017	565,770	570,485

Mirror Bidco Corp. bank term loan FRN 5 1/4s,
2019 (Luxembourg)	3,000,000	3,021,249

Reynolds Group Holdings, Inc. bank term loan FRN Class B,
4 3/4s, 2018	3,042,375	3,079,644

Sensus USA, Inc. bank term loan FRN 8 1/2s, 2018	1,000,000	1,006,250

Sequa Corp. bank term loan FRN Ser. B, 5 1/4s, 2017	1,500,000	1,518,125

Silver II Borrower SCA bank term loan FRN 4s,
2019 (Luxembourg)	4,000,000	3,998,752

SRAM Corp. bank term loan FRN 8 1/2s, 2018	1,880,000	1,905,850

SRAM Corp. bank term loan FRN 4.773s, 2018	476,845	480,422

Terex Corp. bank term loan FRN 4 1/2s, 2017	2,962,575	2,989,979

Tomkins Air Distribution bank term loan FRN 9 1/4s, 2020	1,390,000	1,424,750

Tomkins Air Distribution bank term loan FRN 5s, 2018	1,120,000	1,134,000

TransDigm, Inc. bank term loan FRN Ser. C, 3 3/4s, 2020	2,000,000	2,004,000

WESCO International, Inc. bank term loan FRN 4 1/2s, 2019	3,000,000	3,024,375

		42,765,166
Commercial and consumer services (4.1%)
Aramark Corp. bank term loan FRN Ser. B2, 3.829s, 2016	1,726,477	1,736,405

Aramark Corp. bank term loan FRN Ser. C, 0.059s, 2016	113,542	114,195

Compucom Systems, Inc. bank term loan FRN 10 1/4s, 2019	1,000,000	1,020,000

Compucom Systems, Inc. bank term loan FRN 6 1/2s, 2018	3,000,000	3,027,501

Garda Security bank term loan FRN Ser. B, 4 1/2s,
2019 (Canada)	1,995,000	2,013,703

Interactive Data Corp. bank term loan FRN Ser. B, 3 3/4s, 2018	4,175,928	4,183,758

MoneyGram International, Inc. bank term loan FRN Ser. B,
4 1/4s, 2017	1,743,590	1,747,405

Orbitz Worldwide, Inc. bank term loan FRN Ser. B, 3.204s, 2014	2,338,073	2,306,656

Sabre, Inc. bank term loan FRN 5.952s, 2017	4,103,528	4,101,476

20	Floating Rate Income Fund

SENIOR LOANS (88.3%)*[c] cont.	Principal amount	Value

Commercial and consumer services cont.
Servicemaster Co. bank term loan FRN 4.45s, 2017	$657,550	$658,372

Servicemaster Co. bank term loan FRN 4 1/4s, 2017	1,500,000	1,494,911

Travelport, LLC bank term loan FRN 11s, 2015	867,000	886,508

Travelport, LLC bank term loan FRN Ser. B, 5.056s, 2015	3,262,447	3,203,993

Travelport, LLC bank term loan FRN Ser. S, 5.061s, 2015	758,077	744,494

		27,239,377
Communication services (9.0%)
Asurion Corp. bank term loan FRN 11s, 2019	1,045,000	1,119,892

Asurion, LLC bank term loan FRN Ser. B1, 4 3/4s, 2019	5,882,881	5,903,471

Cequel Communications, LLC bank term loan FRN
Ser. B, 4s, 2019	2,481,250	2,495,207

Charter Communications Operating, LLC bank term loan FRN
Ser. C, 3.46s, 2016	2,484,752	2,491,834

Cogeco Cable, Inc. bank term loan FRN Ser. B, 4 1/2s,
2019 (Canada)	1,995,000	2,019,938

Cricket Communications, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	1,430,000	1,437,598

Crown Castle Operating Co. bank term loan FRN
Class B, 4s, 2019	2,970,000	2,986,501

DigitalGlobe, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	1,000,000	1,005,357

Intelsat Jackson Holdings SA bank term loan FRN 4 1/2s,
2018 (Bermuda)	2,953,859	2,984,630

Intelsat SA bank term loan FRN 3.202s, 2014 (Luxembourg)	2,125,000	2,120,353

Level 3 Financing, Inc. bank term loan FRN 5 1/4s, 2019	1,050,000	1,059,450

Level 3 Financing, Inc. bank term loan FRN Class B2,
4 3/4s, 2019	4,000,000	4,033,332

MetroPCS Wireless, Inc. bank term loan FRN Ser. B3, 4s, 2018	2,322,288	2,328,577

SBA Senior Finance II, LLC bank term loan FRN Ser. B,
3 3/4s, 2018	2,955,000	2,959,308

Telesat Canada bank term loan FRN Class B, 4 1/4s,
2019 (Canada)	2,487,500	2,504,602

U.S. TelePacific Corp. bank term loan FRN 5 3/4s, 2017	2,214,684	2,207,763

Virgin Media Investment Holdings, Ltd. bank term loan FRN
Ser. B, 3 1/2s, 2020 (United Kingdom)	5,000,000	4,937,500

Wide Open West Finance, LLC bank term loan FRN 6 1/4s, 2018	2,810,875	2,841,781

Windstream Corp. bank term loan FRN Ser. B3, 4s, 2019	1,492,500	1,500,195

Windstream Corp. bank term loan FRN Ser. B4, 3 1/2s, 2020	3,000,000	3,018,000

Zayo Group, LLC bank term loan FRN Class B, 5 1/4s, 2019	3,321,654	3,341,378

Zayo Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2019	5,321,654	5,338,284

		60,634,951
Consumer (0.3%)
Apex Tool Group, LLC bank term loan FRN Ser. B, 4 1/2s, 2020	2,000,000	2,019,000

		2,019,000
Consumer cyclicals (1.0%)
MGM Resorts International bank term loan FRN Ser. B,
4 1/4s, 2019	5,000,000	5,064,285

Nielsen Finance, LLC/Nielsen Finance Co. bank term loan FRN
Ser. B, 3.949s, 2016	1,382,540	1,386,861

		6,451,146

Floating Rate Income Fund	21

SENIOR LOANS (88.3%)*[c] cont.	Principal amount	Value

Consumer staples (8.1%)
Avis Budget Car Rental, LLC bank term loan FRN Ser. C,
4 1/4s, 2019	$2,982,498	$2,992,439

BJ’s Wholesale Club, Inc. bank term loan FRN 9 3/4s, 2020	1,000,000	1,036,250

BJ’s Wholesale Club, Inc. bank term loan FRN 4 1/4s, 2019	2,992,500	2,996,863

Dave & Buster’s, Inc. bank term loan FRN Ser. B, 5 1/2s, 2016	1,378,396	1,382,703

Del Monte Corp. bank term loan FRN Ser. B, 4s, 2018	4,685,008	4,690,827

DineEquity, Inc. bank term loan FRN Ser. B2, 3 3/4s, 2017	2,139,666	2,161,063

Landry’s, Inc. bank term loan FRN Ser. B, 4 3/4s, 2018	5,000,000	5,013,750

NPC International, Inc. bank term loan FRN Ser. B, 4 1/2s, 2018	1,963,333	1,985,421

PF Chang’s China Bistro, Inc. bank term loan FRN Ser. B,
5 1/4s, 2017	2,992,500	3,022,425

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
bank term loan FRN Ser. E, 4 3/4s, 2018	992,500	999,057

Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corp.
bank term loan FRN Ser. F, 4 3/4s, 2018	1,990,000	2,003,858

Prestige Brands, Inc. bank term loan FRN Ser. B, 3 3/4s, 2019	2,000,000	2,012,500

Revlon Consumer Products Corp. bank term loan FRN
Ser. B, 4s, 2017	5,000,000	5,037,500

Rite Aid Corp. bank term loan FRN 5 3/4s, 2020	1,900,000	1,948,450

Rite Aid Corp. bank term loan FRN 4s, 2020	5,000,000	5,025,000

Spectrum Brands Holdings, Inc. bank term loan FRN Ser. B,
4 1/2s, 2019	1,000,000	1,011,607

US Foodservice bank term loan FRN Ser. B, 5 3/4s, 2017	2,947,500	2,974,520

Wendy’s International, Inc. bank term loan FRN Ser. B,
4 3/4s, 2019	1,705,725	1,720,333

West Corp. bank term loan FRN Ser. B8, 4 1/4s, 2018	1,385,289	1,388,752

World Kitchen, LLC bank term loan FRN 5 1/2s, 2019	5,000,000	4,950,000

		54,353,318
Energy (3.7%)
Chesapeake Energy Corp. bank term loan FRN Ser. B,
5 3/4s, 2017	1,532,000	1,562,815

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	3,230,204	2,943,524

MEG Energy Corp. bank term loan FRN Ser. B, 3 3/4s,
2020 (Canada)	3,535,250	3,542,614

Plains Exploration & Production Co. bank term loan FRN
Class B, 4s, 2019	3,240,000	3,242,313

Samson Investment Co. bank term loan FRN 6s, 2018	3,000,000	3,028,125

Tallgrass Operations, LLC bank term loan FRN Ser. B,
5 1/4s, 2018	3,000,000	3,037,500

Tervita Corp. bank term loan FRN Ser. B, 6 1/4s, 2018 (Canada)	3,430,000	3,452,662

Vantage Drilling Co. bank term loan FRN Class B, 6 1/4s, 2017	3,950,000	3,973,980

		24,783,533
Entertainment (1.0%)
AMC Entertainment, Inc. bank term loan FRN Ser. B3,
4 3/4s, 2018	1,731,880	1,739,656

Formula One bank term loan FRN Ser. B, 6s, 2019 (Luxembourg)	2,977,538	3,007,313

Six Flags Theme Parks, Inc. bank term loan FRN Ser. B, 4s, 2018	1,895,494	1,918,794

		6,665,763

22	Floating Rate Income Fund

SENIOR LOANS (88.3%)*[c] cont.		Principal amount	Value

Financials (5.2%)
Alliant Insurance Services, Inc. bank term loan FRN
Ser. B, 5s, 2019		$3,000,000	$3,020,001

CNO Financial Group, Inc. bank term loan FRN
Class B2, 5s, 2018		3,831,877	3,860,617

Delos Aircraft, Inc. bank term loan FRN Ser. T2, 4 3/4s, 2016		1,000,000	1,006,250

HUB International, Ltd. bank term loan FRN 6 3/4s, 2017		635,771	640,312

iStar Financial, Inc. bank term loan FRN 4 1/2s, 2017		3,637,913	3,637,913

iStar Financial, Inc. bank term loan FRN Ser. A2, 7s, 2017		550,000	580,708

Nuveen Investments, Inc. bank term loan FRN 8 1/4s, 2019		2,500,000	2,553,125

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.767s, 2017		1,354,969	1,354,969

Nuveen Investments, Inc. bank term loan FRN Ser. B,
5.764s, 2017		2,000,000	2,000,000

Ocwen Financial Corp. bank term loan FRN Ser. B, 5s, 2018		3,500,000	3,540,250

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017		4,320,000	4,344,300

USI Insurance Services, LLC bank term loan FRN Ser. B,
5 1/4s, 2019		4,000,000	4,025,000

Walter Investment Management Corp. bank term loan FRN
5 3/4s, 2017		4,462,500	4,508,053

			35,071,498
Gaming and lottery (4.6%)
Ameristar Casinos, Inc. bank term loan FRN Ser. B, 4s, 2018		1,953,500	1,963,572

Boyd Gaming Corp. bank term loan FRN Ser. A, 3.684s, 2015		2,925,000	2,932,313

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.452s, 2018		5,929,539	5,466,632

Gateway Casinos & Entertainment, Inc. bank term loan FRN
Ser. B1, 6s, 2016	CAD	1,994,622	1,929,343

Golden Nugget, Inc. bank term loan FRN Ser. B, 3.21s, 2014 ‡‡		$1,369,798	1,315,006

Golden Nugget, Inc. bank term loan FRN Ser. DD, 3.21s, 2014 ‡‡		779,703	748,515

Harrah’s bank term loan FRN Ser. B, 9 1/2s, 2016		227,950	232,069

Isle of Capri Casinos, Inc. bank term loan FRN 4 3/4s, 2017		2,234,400	2,241,847

Motor City Casino bank term loan FRN 6s, 2017		3,187,712	3,211,620

Peninsula Gaming, LLC bank term loan FRN Ser. B, 5 3/4s, 2017		3,000,000	3,037,500

Penn National Gaming, Inc. bank term loan FRN Ser. B,
3 3/4s, 2018		2,992,444	3,004,082

Station Casinos, LLC bank term loan FRN Ser. B, 5s, 2020		4,500,000	4,537,499

			30,619,998
Health care (10.5%)
Alliance Healthcare Services, Inc. bank term loan FRN
7 1/4s, 2016		1,446,777	1,450,394

Ardent Medical Services, Inc. bank term loan FRN 6 3/4s, 2018		4,225,000	4,267,250

Bausch & Lomb, Inc. bank term loan FRN Class B, 5 1/4s, 2019		2,985,000	3,004,722

Biomet, Inc. bank term loan FRN 4.004s, 2017		1,820,677	1,832,340

Capsugel Holdings US, Inc. bank term loan FRN Class B,
4 3/4s, 2018		2,849,143	2,883,868

ConvaTec, Inc. bank term loan FRN Ser. B, 5s, 2016		4,404,009	4,448,049

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018		4,245,888	4,255,442

Floating Rate Income Fund	23

SENIOR LOANS (88.3%)*[c] cont.	Principal amount	Value

Health care cont.
HCA, Inc. bank term loan FRN Ser. B3, 3.454s, 2018	$2,672,010	$2,683,919

Health Management Associates, Inc. bank term loan FRN Ser. B,
4 1/2s, 2018	3,341,250	3,368,398

Hologic, Inc. bank term loan FRN Class B, 4 1/2s, 2019	2,736,250	2,767,523

Iasis Healthcare, LLC /Iasis Capital Corp. bank term loan FRN
Ser. B, 4 1/2s, 2018	4,939,258	4,942,345

IMS Health, Inc. bank term loan FRN Ser. B, 3 3/4s, 2017	2,992,365	3,001,342

Kinetic Concepts, Inc. bank term loan FRN Ser. C1, 5 1/2s, 2018	4,971,708	5,035,410

LifePoint Hospitals, Inc. bank term loan FRN Ser. B, 2.71s, 2017	3,000,000	3,013,125

Multiplan, Inc. bank term loan FRN Ser. B, 4s, 2017	3,459,793	3,470,172

Par Pharmaceutical Cos., Inc. bank term loan FRN Ser. B,
4 1/4s, 2019	3,865,313	3,862,897

Pharmaceutical Product Development, Inc. bank term loan FRN
Ser. B, 4 1/4s, 2018	2,144,650	2,155,819

Quintiles Transnational Corp. bank term loan FRN Ser. B1,
4 1/2s, 2018	981,775	988,321

Quintiles Transnational Corp. bank term loan FRN Ser. B2,
4 1/2s, 2018	4,908,721	4,941,447

Quintiles Transnational Holdings, Inc. bank term loan FRN
7 1/2s, 2017 ‡‡	900,000	910,125

United Surgical Partners International, Inc. bank term loan FRN
4 3/4s, 2019	2,500,000	2,500,000

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. C1, 3 1/2s, 2019 (Canada)	2,250,000	2,260,125

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. D1, 3 1/2s, 2019 (Canada)	2,250,000	2,261,250

		70,304,283
Homebuilding (0.6%)
Realogy Corp. bank term loan FRN 4.455s, 2016	349,387	349,387

Realogy Corp. bank term loan FRN Ser. B, 4.423s, 2016	3,666,383	3,666,383

Realogy Corp. bank term loan FRN Ser. C, 3.413s, 2013	77,949	77,949

		4,093,719
Household furniture and appliances (0.7%)
Tempur-Pedic International, Inc. bank term loan FRN
Ser. B, 5s, 2019	4,520,000	4,575,691

		4,575,691
Media (0.6%)
Nielsen Finance, LLC bank term loan FRN Ser. A, 2.199s, 2013	7,171	7,171

Nielsen Finance, LLC bank term loan FRN Ser. C, 3.449s, 2016	2,258,308	2,263,550

TWCC Holding Corp. bank term loan FRN Ser. B, 3 1/2s, 2017	1,951,603	1,966,240

		4,236,961
Publishing (1.3%)
Cenveo, Inc. bank term loan FRN Ser. B, 7s, 2016	1,299,946	1,304,008

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.46s, 2014	171,939	55,343

GateHouse Media, Inc. bank term loan FRN Ser. B, 2.21s, 2014	1,998,881	643,390

GateHouse Media, Inc. bank term loan FRN Ser. DD, 2.21s, 2014	745,851	240,071

Supermedia, Inc. bank term loan FRN 11s, 2015	2,031,627	1,495,278

Thomson Learning bank term loan FRN Ser. B, 2.71s, 2014	1,503,650	1,174,351

Tribune Co. bank term loan FRN Ser. B, 4s, 2019	3,570,000	3,581,603

		8,494,044

24	Floating Rate Income Fund

SENIOR LOANS (88.3%)*[c] cont.	Principal amount	Value

Retail (6.0%)
Academy, Ltd. bank term loan FRN Ser. B, 4 3/4s, 2018	$3,990,000	$4,031,324

Aot Bedding Super Holdings, LLC bank term loan FRN 5s, 2019	1,875,000	1,896,094

Bass Pro Group, LLC bank term loan FRN Ser. B, 4s, 2019	2,000,000	2,011,428

Blue Buffalo Co., Ltd. bank term loan FRN Ser. B, 4 3/4s, 2019	2,244,375	2,254,661

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B1, 5 1/2s, 2017	3,016,422	3,045,645

J. Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2018	3,681,894	3,684,523

Jo-Ann Stores, Inc. bank term loan FRN Ser. B, 4s, 2018	1,825,774	1,831,859

Leslie’s Poolmart, Inc. bank term loan FRN Ser. B, 5 1/4s, 2019 U	2,993,100	3,022,097

Michaels Stores, Inc. bank term loan FRN Ser. B, 3 3/4s, 2020	4,000,000	4,009,976

Neiman Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	6,563,000	6,563,000

PETCO Animal Supplies, Inc. bank term loan FRN 4s, 2017	2,932,500	2,947,687

Toys R Us, Inc. bank term loan FRN 6s, 2016	2,932,500	2,867,437

Yankee Candle Co., Inc. bank term loan FRN 5 1/4s, 2019	2,256,466	2,267,748

		40,433,479
Technology (6.3%)
Alcatel-Lucent USA, Inc. bank term loan FRN Ser. C,
7 1/4s, 2018	2,900,000	2,931,720

Avaya, Inc. bank term loan FRN Ser. B3, 4.812s, 2017	4,946,133	4,598,049

Ceridian Corp. bank term loan FRN Ser. B, 5.952s, 2017	4,490,149	4,540,664

Eagle Parent, Inc. bank term loan FRN 5s, 2018	2,376,912	2,384,834

First Data Corp. bank term loan FRN 5.202s, 2017	541,750	540,396

First Data Corp. bank term loan FRN 4.202s, 2018	5,990,668	5,915,785

Freescale Semiconductor, Inc. bank term loan FRN Ser. B4,
4.452s, 2020	867	868

Freescale Semiconductor, Inc. bank term loan FRN 4.452s, 2016	4,275,675	4,277,458

Genesys Telecommunications Laboratories, Inc. bank term loan
FRN Ser. B, 4s, 2020	3,000,000	3,013,749

Lawson Software bank term loan FRN Class B2, 5 1/4s, 2018	4,621,804	4,674,955

NXP Funding, LLC bank term loan FRN Ser. A2, 5 1/2s,
2017 (Netherlands)	987,500	1,005,244

NXP Funding, LLC bank term loan FRN Ser. B, 5 1/4s,
2019 (Netherlands)	1,240,625	1,252,256

SunGard Data Systems, Inc. bank term loan FRN Ser. B,
3.855s, 2016	2,450,794	2,449,569

Syniverse Holdings, Inc. bank term loan FRN 4s, 2019 U	2,500,000	2,493,750

Syniverse Holdings, Inc. bank term loan FRN Ser. B, 5s, 2019	1,960,150	1,964,439

		42,043,736
Transportation (0.8%)
Air Medical Group Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2018	3,000,000	3,060,000

Swift Transportation Company, LLC bank term loan FRN
Ser. B2, 5s, 2017	2,028,932	2,044,149

		5,104,149
Utilities and power (3.8%)
AES Corp. (VA) bank term loan FRN Ser. B, 5s, 2018	1,536,429	1,541,367

AES Corp. (VA) bank term loan FRN Ser. B, 3 3/4s, 2018	2,044,382	2,052,049

Calpine Corp. bank term loan FRN Ser. B3, 4 1/2s, 2019	2,992,500	3,011,826

Dynegy Power, LLC bank term loan FRN 9 1/4s, 2016	2,302,466	2,395,716

Energy Transfer Equity LP bank term loan FRN Ser. B,
3 3/4s, 2017	3,430,000	3,440,005

Floating Rate Income Fund	25

SENIOR LOANS (88.3%)*[c] cont.	Principal amount	Value

Utilities and power cont.
EP Energy/EP Energy Finance, Inc. bank term loan FRN 5s, 2018	$3,000,000	$3,027,858

NGPL PipeCo, LLC bank term loan FRN Ser. B, 6 3/4s, 2017	1,928,571	1,964,314

NRG Energy, Inc. bank term loan FRN Ser. B, 3 1/4s, 2018	1,970,000	1,978,794

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.731s, 2017	8,830,362	5,973,099

		25,385,028

Total senior loans (cost $588,547,500)		$591,994,584

CORPORATE BONDS AND NOTES (9.0%)*	Principal amount	Value

Basic materials (1.2%)
ArcelorMittal sr. unsec. unsub. notes 5s, 2017 (France)	$1,500,000	$1,560,750

Ashland, Inc. 144A sr. unsec. unsub. notes 3s, 2016	1,500,000	1,518,750

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	270,000	297,675

Cemex Finance, LLC 144A company guaranty sr. bonds
9 1/2s, 2016	1,000,000	1,085,000

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 7s,
2015 (Australia)	1,250,000	1,309,375

INEOS Finance PLC 144A company guaranty sr. notes 9s, 2015
(United Kingdom)	1,000,000	1,057,500

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	500,000	525,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	500,000	500,000

USG Corp. sr. unsec. notes 9 3/4s, 2018	364,000	428,155

		8,282,205
Capital goods (1.3%)
Berry Plastics Corp. company guaranty sr. FRN notes
5.054s, 2015	3,000,000	3,000,600

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021	1,000,000	1,155,000

Bombardier, Inc. 144A sr. notes 4 1/4s, 2016 (Canada)	2,000,000	2,072,500

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016	1,460,000	1,470,950

Thermadyne Holdings Corp. company guaranty sr.
notes 9s, 2017	1,000,000	1,085,000

		8,784,050
Communication services (0.8%)
Citizens Communications Co. sr. unsec. notes 6 5/8s, 2015	1,000,000	1,082,500

Digicel Group, Ltd. 144A sr. unsec. notes 12s, 2014 (Jamaica)	1,140,000	1,214,100

DISH DBS Corp. company guaranty notes 6 5/8s, 2014	750,000	800,625

Sprint Nextel Corp. sr. unsec. notes 6s, 2016	1,250,000	1,350,000

Windstream Corp. company guaranty sr. unsec. unsub. notes
8 1/8s, 2013	500,000	513,100

		4,960,325
Consumer cyclicals (2.1%)
American Casino & Entertainment Properties LLC sr.
notes 11s, 2014	1,349,000	1,372,608

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	1,000,000	1,082,500

FelCor Lodging LP company guaranty sr. notes 10s, 2014 R	522,000	589,208

26	Floating Rate Income Fund

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017	$1,548,000	$1,818,900

Lamar Media Corp. company guaranty sr. notes 9 3/4s, 2014	500,000	541,875

Lear Corp. company guaranty sr. unsec. notes 7 7/8s, 2018	889,000	962,343

Meritage Homes Corp. 144A sr. unsec. notes 4 1/2s, 2018	1,500,000	1,507,500

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 1/2s, 2016	1,285,000	1,415,106

Nielsen Finance, LLC/Nielsen Finance Co. sr. notes
11 5/8s, 2014	652,000	712,310

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	1,200,000	1,392,000

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	375,000	379,219

Schaeffler Finance BV 144A company guaranty sr. notes 7 3/4s,
2017 (Germany)	815,000	920,950

Yonkers Racing Corp. 144A sr. notes 11 3/8s, 2016	1,372,000	1,481,760

		14,176,279
Consumer staples (0.6%)
Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. FRN notes 2.79s, 2014	1,350,000	1,350,014

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 8 3/8s, 2014	1,000,000	1,106,250

JBS USA, LLC/JBS USA Finance, Inc. company guaranty sr.
unsec. notes 11 5/8s, 2014	500,000	553,125

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	1,000,000	1,030,000

		4,039,389
Energy (0.6%)
Chesapeake Energy Corp. company guaranty sr. unsec. notes
9 1/2s, 2015	1,000,000	1,130,000

Forest Oil Corp. company guaranty sr. unsec. notes 8 1/2s, 2014	425,000	455,813

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	1,000,000	1,077,500

Offshore Group Investment, Ltd. company guaranty sr. notes
11 1/2s, 2015 (Cayman Islands)	721,000	785,890

Whiting Petroleum Corp. company guaranty notes 7s, 2014	500,000	521,250

		3,970,453
Financials (1.4%)
Air Lease Corp. sr. unsec. notes 4 1/2s, 2016	1,000,000	1,020,000

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
3 1/8s, 2016	2,000,000	2,025,000

CIT Group, Inc. 144A sr. unsec. notes 4 3/4s, 2015	500,000	526,250

Citigroup, Inc. sub. notes 5s, 2014	750,000	788,938

E*Trade Financial Corp. sr. notes 6 3/4s, 2016	1,500,000	1,601,250

Goldman Sachs Group, Inc. (The) sr. unsec. FRN notes
1.296s, 2014	1,500,000	1,508,331

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	500,000	557,500

Jefferies Group, Inc. sr. unsec. notes 3 7/8s, 2015	1,200,000	1,252,500

		9,279,769
Health care (0.4%)
Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017	500,000	526,250

Select Medical Holdings Corp. sr. unsec. FRN notes 6.429s, 2015	1,000,000	1,000,000

Surgical Care Affiliates, Inc. 144A sr. unsec. notes 8 7/8s, 2015	1,000,000	1,020,000

		2,546,250

Floating Rate Income Fund	27

CORPORATE BONDS AND NOTES (9.0%)* cont.	Principal amount	Value

Technology (0.2%)
Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	$1,250,000	$1,375,000

		1,375,000
Utilities and power (0.4%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	1,750,000	2,021,250

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	788,000	787,921

		2,809,171

Total corporate bonds and notes (cost $58,691,419)		$60,222,891

COMMON STOCKS (0.4%)*	Shares	Value

Harry & David Holdings, Inc. †	305	$25,925

Tribune Co. †	49,233	2,609,349

Tribune Co. Class 1C F	4,298,781	38,689

Total common stocks (cost $2,875,492)		$2,673,963

CONVERTIBLE BONDS AND NOTES (0.1%)*	Principal amount	Value

Exide Technologies cv. sr. sub. notes FRN zero %, 2013	$660,000	$623,700

Total convertible bonds and notes (cost $624,797)		$623,700

SHORT-TERM INVESTMENTS (14.0%)*	Principal amount/shares	Value

U.S. Treasury Bills with an effective yield of 0.152%,
July 25, 2013	$151,000	$150,931

Putnam Money Market Liquidity Fund 0.11% L	54,473,872	54,473,872

Putnam Short Term Investment Fund 0.10% L	39,107,186	39,107,186

Total short-term investments (cost $93,731,965)		$93,731,989

TOTAL INVESTMENTS

Total investments (cost $744,471,173)		$749,247,127

Key to holding’s currency abbreviations

CAD Canadian Dollar

Key to holding’s abbreviations

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2012 through February 28, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $670,174,155.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

28	Floating Rate Income Fund

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 6). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

U This security, in part or in entirety, represents an unfunded loan commitment (Note 8).

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 2/28/13 (aggregate face value $1,991,913)
		Contract	Delivery		Aggregate	Unrealized
Counterparty	Currency	type	date	Value	face value	appreciation

UBS AG

	Canadian Dollar	Sell	4/17/13	$1,930,124	$1,991,913	$61,789

Total						$61,789

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer cyclicals	$2,609,349	$—	$38,689

Consumer staples	—	25,925	—

Total common stocks	2,609,349	25,925	38,689

Convertible bonds and notes	—	623,700	—

Corporate bonds and notes	—	60,222,891	—

Senior loans	—	591,994,584	—

Short-term investments	93,581,058	150,931	—

Totals by level	$96,190,407	$653,018,031	$38,689

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$61,789	$—

Totals by level	$—	$61,789	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	29

Statement of assets and liabilities 2/28/13

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $650,890,115)	$655,666,069
Affiliated issuers (identified cost $93,581,058) (Notes 1 and 6)	93,581,058

Cash	3,764,165

Foreign currency (cost $21,779) (Note 1)	21,434

Interest and other receivables	3,233,126

Receivable for shares of the fund sold	6,542,510

Receivable for investments sold	5,366,521

Unrealized appreciation on forward currency contracts (Note 1)	61,789

Total assets	768,236,672

LIABILITIES

Payable for investments purchased	92,376,322

Payable for purchases of delayed delivery securities (Notes 1, 7 and 8)	2,535,500

Payable for shares of the fund repurchased	1,359,789

Payable for compensation of Manager (Note 2)	285,040

Payable for custodian fees (Note 2)	8,989

Payable for investor servicing fees (Note 2)	151,253

Payable for Trustee compensation and expenses (Note 2)	72,075

Payable for administrative services (Note 2)	6,839

Payable for distribution fees (Note 2)	185,588

Distributions payable to shareholders	895,842

Other accrued expenses	185,280

Total liabilities	98,062,517

Net assets	$670,174,155

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$733,710,279

Distributions in excess of net investment income (Note 1)	(957,631)

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(67,415,645)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,837,152

Total — Representing net assets applicable to capital shares outstanding	$670,174,155

(Continued on next page)

30	Floating Rate Income Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($293,609,740 divided by 32,845,496 shares)	$8.94

Offering price per class A share (100/99.00 of $8.94)*	$9.03

Net asset value and offering price per class B share ($11,837,105 divided by 1,324,795 shares)**	$8.94

Net asset value and offering price per class C share ($91,012,888 divided by 10,188,558 shares)**	$8.93

Net asset value and redemption price per class M share ($5,591,778 divided by 625,685 shares)	$8.94

Offering price per class M share (100/99.25 of $8.94)*	$9.01

Net asset value, offering price and redemption price per class R share
($468,252 divided by 52,405 shares)	$8.94

Net asset value, offering price and redemption price per class Y share
($267,654,392 divided by 29,919,055 shares)	$8.95

* On single retail sales of less than $500,000. On sales of $500,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	31

Statement of operations Year ended 2/28/13

INVESTMENT INCOME

Interest (net of foreign tax of $12,082) (including interest income of $53,407 from investments
in affiliated issuers) (Note 6)	$30,222,666

Total investment income	30,222,666

EXPENSES

Compensation of Manager (Note 2)	2,977,382

Investor servicing fees (Note 2)	726,430

Custodian fees (Note 2)	22,076

Trustee compensation and expenses (Note 2)	44,320

Distribution fees (Note 2)	1,482,887

Administrative services (Note 2)	17,778

Other	260,272

Total expenses	5,531,145

Expense reduction (Note 2)	(3,714)

Net expenses	5,527,431

Net investment income	24,695,235

Net realized gain on investments (Notes 1 and 3)	1,245,687

Net realized loss on swap contracts (Note 1)	(52,275)

Net realized gain on foreign currency transactions (Note 1)	38,664

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	78,768

Net unrealized appreciation of investments and swap contracts during the year	10,583,103

Net gain on investments	11,893,947

Net increase in net assets resulting from operations	$36,589,182

The accompanying notes are an integral part of these financial statements.

32	Floating Rate Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 2/28/13	Year ended 2/29/12

Operations:
Net investment income	$24,695,235	$22,770,712

Net realized gain on investments
and foreign currency transactions	1,232,076	401,547

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	10,661,871	(14,221,258)

Net increase in net assets resulting from operations	36,589,182	8,951,001

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(12,058,462)	(12,611,189)

Class B	(498,318)	(468,831)

Class C	(3,510,641)	(3,612,804)

Class M	(216,759)	(322,399)

Class R	(21,815)	(26,337)

Class Y	(9,472,588)	(6,537,620)

From return of capital
Class A	—	(115,371)

Class B	—	(4,289)

Class C	—	(33,051)

Class M	—	(2,949)

Class R	—	(241)

Class Y	—	(59,808)

Redemption fees (Note 1)	13,666	32,924

Increase (decrease) from capital share transactions (Note 4)	218,994,395	(42,252,683)

Total increase (decrease) in net assets	229,818,660	(57,063,647)

NET ASSETS

Beginning of year	440,355,495	497,419,142

End of year (including distributions in excess of net
investment income of $957,631 and
$1,296,162, respectively)	$670,174,155	$440,355,495

The accompanying notes are an integral part of these financial statements.

Floating Rate Income Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	From				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	return	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	of capital	distributions	fees [e]	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
February 28, 2013	$8.75	.42	.21	.63	(.44)	—	(.44)	—	$8.94	7.42	$293,610	1.03	4.81	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.91	217,707	1.03	4.73	100
February 28, 2011	8.63	.43	.31	.74	(.44)	—	(.44)	—	8.93	8.78	277,909	1.04	4.86	79
February 28, 2010	6.82	.35	1.81	2.16	(.35)	—	(.35)	—	8.63	32.11	176,057	1.10 [d]	4.28 [d]	54
February 28, 2009	8.90	.44	(2.09)	(1.65)	(.43)	—	(.43)	—	6.82	(19.09)	115,821	1.06 [d]	5.26 [d]	46

Class B
February 28, 2013	$8.75	.41	.21	.62	(.43)	—	(.43)	—	$8.94	7.21	$11,837	1.23	4.61	90
February 29, 2012	8.93	.40	(.17)	.23	(.41)	— [e]	(.41)	—	8.75	2.76	9,539	1.23	4.56	100
February 28, 2011	8.62	.40	.32	.72	(.41)	—	(.41)	—	8.93	8.57	10,495	1.27	4.60	79
February 28, 2010	6.81	.29	1.82	2.11	(.30)	—	(.30)	—	8.62	31.37	8,881	1.70 [d]	3.66 [d]	54
February 28, 2009	8.89	.39	(2.09)	(1.70)	(.38)	—	(.38)	—	6.81	(19.62)	8,083	1.66 [d]	4.67 [d]	46

Class C
February 28, 2013	$8.75	.36	.20	.56	(.38)	—	(.38)	—	$8.93	6.51	$91,013	1.78	4.06	90
February 29, 2012	8.93	.35	(.17)	.18	(.36)	— [e]	(.36)	—	8.75	2.15	81,185	1.78	4.01	100
February 28, 2011	8.62	.36	.32	.68	(.37)	—	(.37)	—	8.93	8.11	85,500	1.79	4.10	79
February 28, 2010	6.82	.28	1.81	2.09	(.29)	—	(.29)	—	8.62	31.02	62,008	1.85 [d]	3.52 [d]	54
February 28, 2009	8.89	.37	(2.07)	(1.70)	(.37)	—	(.37)	—	6.82	(19.63)	48,186	1.81 [d]	4.54 [d]	46

Class M
February 28, 2013	$8.75	.42	.21	.63	(.44)	—	(.44)	—	$8.94	7.37	$5,592	1.08	4.78	90
February 29, 2012	8.93	.41	(.17)	.24	(.42)	— [e]	(.42)	—	8.75	2.88	4,921	1.08	4.68	100
February 28, 2011	8.63	.42	.31	.73	(.43)	—	(.43)	—	8.93	8.69	7,329	1.10	4.81	79
February 28, 2010	6.82	.33	1.82	2.15	(.34)	—	(.34)	—	8.63	31.91	2,956	1.25 [d]	4.13 [d]	54
February 28, 2009	8.90	.43	(2.09)	(1.66)	(.42)	—	(.42)	—	6.82	(19.22)	2,040	1.21 [d]	5.17 [d]	46

Class R
February 28, 2013	$8.75	.40	.21	.61	(.42)	—	(.42)	—	$8.94	7.16	$468	1.28	4.56	90
February 29, 2012	8.93	.39	(.17)	.22	(.40)	— [e]	(.40)	—	8.75	2.66	509	1.28	4.50	100
February 28, 2011	8.63	.40	.31	.71	(.41)	—	(.41)	—	8.93	8.50	426	1.29	4.62	79
February 28, 2010	6.82	.33	1.81	2.14	(.33)	—	(.33)	—	8.63	31.82	231	1.35 [d]	4.05 [d]	54
February 28, 2009	8.90	.41	(2.08)	(1.67)	(.41)	—	(.41)	—	6.82	(19.31)	113	1.31 [d]	5.09 [d]	46

Class Y
February 28, 2013	$8.76	.45	.21	.66	(.47)	—	(.47)	—	$8.95	7.69	$267,654.78		5.06	90
February 29, 2012	8.94	.44	(.18)	.26	(.44)	— [e]	(.44)	—	8.76	3.19	126,494.78		5.01	100
February 28, 2011	8.63	.45	.32	.77	(.46)	—	(.46)	—	8.94	9.16	115,760.79		5.09	79
February 28, 2010	6.82	.37	1.81	2.18	(.37)	—	(.37)	—	8.63	32.43	89,479	.85 [d]	4.52 [d]	54
February 28, 2009	8.90	.46	(2.09)	(1.63)	(.45)	—	(.45)	—	6.82	(18.89)	36,251	.81 [d]	5.63 [d]	46

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Floating Rate Income Fund	Floating Rate Income Fund	35

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.07%

February 28, 2009	0.09

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36	Floating Rate Income Fund

Notes to financial statements 2/28/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2012 through February 28, 2013.

Putnam Floating Rate Income Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek high current income. Preservation of capital is a secondary goal. The fund invests mainly in corporate loans and debt securities that have floating rates of interest and other corporate debt securities. The fund invests mainly in obligations of U.S. issuers that are below-investment-grade in quality (having credit characteristics similar to “junk bonds”). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase (on purchases prior to April 5, 2010, a contingent deferred sales charge on class B shares is applicable if they are sold within four years of purchase). Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A 1.00% redemption fee may apply on shares that are redeemed (either by selling or exchanging into another fund) within 30 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Senior loans are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in senior loans, quotations from senior loan dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers

Floating Rate Income Fund	37

selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. For the fund’s average contract amount, see Note 5.

38	Floating Rate Income Fund

Credit default contracts The fund entered into OTC credit default contracts to gain exposure on individual names and/or baskets of securities.

In an OTC credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The OTC credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant OTC credit default contract.

OTC credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. For the fund’s average notional amount, see Note 5.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade

Floating Rate Income Fund	39

settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At February 28, 2013, the fund had a capital loss carryover of $66,637,831 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$24,442,381	N/A	$24,442,381	February 28, 2017

42,195,450	N/A	42,195,450	February 28, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $766,947 recognized during the period between November 1, 2012 and February 28, 2013 to its fiscal year ending February 28, 2014.

Distributions to shareholders The fund declares a distribution each day based upon the projected net investment income, for a specified period, calculated as if earned prorata throughout the period on a daily basis. Such distributions are recorded daily and paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from late year loss deferrals, dividends payable and distribution in excess. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $1,421,879 to decrease distributions in excess of net investment income, $1,481,547 to decrease paid-in-capital and $59,668 to decrease accumulated net realized loss.

40	Floating Rate Income Fund

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$10,438,359
Unrealized depreciation	(5,673,272)

Net unrealized appreciation	4,765,087
Capital loss carryforward	(66,637,831)
Post-October capital loss deferral	(766,947)
Cost for federal income tax purposes	$744,482,040

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$337,138	Class R	641

Class B	14,464	Class Y	253,115

Class C	114,931	Total	$726,430

Class M	6,141

Floating Rate Income Fund	41

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,714 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $436, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 0.45%, 1.00%, 0.30% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$600,389	Class M	13,077

Class B	46,482	Class R	2,285

Class C	820,654	Total	$1,482,887

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $2,696 and $521 from the sale of class A and class M shares, respectively, and received $1,860 and $1,881 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.30% (0.40% for purchases before April 1, 2010) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $2 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $687,145,933 and $455,266,738, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

42	Floating Rate Income Fund

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 2/28/13		Year ended 2/29/12

Class A	Shares	Amount	Shares	Amount

Shares sold	14,819,126	$131,349,871	10,255,737	$90,052,858

Shares issued in connection with
reinvestment of distributions	1,141,540	10,094,327	1,196,946	10,381,682

	15,960,666	141,444,198	11,452,683	100,434,540

Shares repurchased	(7,982,825)	(70,505,557)	(17,695,089)	(152,602,731)

Net increase (decrease)	7,977,841	$70,938,641	(6,242,406)	$(52,168,191)

	Year ended 2/28/13		Year ended 2/29/12

Class B	Shares	Amount	Shares	Amount

Shares sold	538,356	$4,762,762	281,251	$2,454,799

Shares issued in connection with
reinvestment of distributions	49,259	435,303	45,766	396,739

	587,615	5,198,065	327,017	2,851,538

Shares repurchased	(352,791)	(3,113,105)	(411,909)	(3,557,747)

Net increase (decrease)	234,824	$2,084,960	(84,892)	$(706,209)

	Year ended 2/28/13		Year ended 2/29/12

Class C	Shares	Amount	Shares	Amount

Shares sold	2,686,577	$23,809,919	2,876,482	$25,228,099

Shares issued in connection with
reinvestment of distributions	326,288	2,881,617	321,444	2,785,220

	3,012,865	26,691,536	3,197,926	28,013,319

Shares repurchased	(2,103,153)	(18,547,977)	(3,496,458)	(30,069,208)

Net increase (decrease)	909,712	$8,143,559	(298,532)	$(2,055,889)

	Year ended 2/28/13		Year ended 2/29/12

Class M	Shares	Amount	Shares	Amount

Shares sold	222,072	$1,970,604	60,054	$529,233

Shares issued in connection with
reinvestment of distributions	22,735	201,002	33,602	291,136

	244,807	2,171,606	93,656	820,369

Shares repurchased	(181,328)	(1,593,269)	(351,964)	(3,025,301)

Net increase (decrease)	63,479	$578,337	(258,308)	$(2,204,932)

	Year ended 2/28/13		Year ended 2/29/12

Class R	Shares	Amount	Shares	Amount

Shares sold	11,388	$100,583	43,968	$387,218

Shares issued in connection with
reinvestment of distributions	2,431	21,473	2,970	25,762

	13,819	122,056	46,938	412,980

Shares repurchased	(19,603)	(172,055)	(36,434)	(310,609)

Net increase (decrease)	(5,784)	$(49,999)	10,504	$102,371

Floating Rate Income Fund	43

	Year ended 2/28/13		Year ended 2/29/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	20,319,947	$180,010,388	13,210,342	$115,268,353

Shares issued in connection with
reinvestment of distributions	375,494	3,327,660	210,417	1,829,047

	20,695,441	183,338,048	13,420,759	117,097,400

Shares repurchased	(5,213,978)	(46,039,151)	(11,933,795)	(102,317,233)

Net increase	15,481,463	$137,298,897	1,486,964	$14,780,167

Note 5: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Forward currency contracts (contract amount)	$3,800,000

OTC credit default swap contracts (notional)	$230,000

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$61,789	—	$—

Total		$61,789		$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$(52,275)	$(52,275)

Foreign exchange contracts	64,058	—	64,058

Total	$64,058	$(52,275)	$11,783

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging	Forward currency
instruments under ASC 815	contracts	Swaps	Total

Credit contracts	$—	$29,258	$29,258

Foreign exchange contracts	79,708	—	79,708

Total	$79,708	$29,258	$108,966

44	Floating Rate Income Fund

Note 6: Transactions with affiliated issuers

Transactions during the reporting period with a company which is under common ownership or control, or with companies in which the fund owned at least 5% of the voting securities, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliates	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$6,332,373	$321,318,100	$273,176,601	$52,995	$54,473,872

Putnam Short Term
Investment Fund*	—	67,633,452	28,526,266	412	39,107,186

Totals	$6,332,373	$388,951,552	$301,702,867	$53,407	$93,581,058

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Unfunded loan commitments

As of the close of the reporting period, the fund had unfunded loan commitments of $2,548,000, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Unfunded Commitments

Leslie’s Poolmart, Inc.	$48,000

Syniverse Holdings, Inc.	2,500,000

Totals	$2,548,000

Note 9: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 10: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Floating Rate Income Fund	45

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

46	Floating Rate Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Floating Rate Income Fund	47

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of February 28, 2013, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

48	Floating Rate Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Floating Rate Income Fund	49

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

50	Floating Rate Income Fund

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Floating Rate Income Fund	51

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

52	Floating Rate Income Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Independent Registered	Principal Executive Officer, and	Judith Cohen
Public Accounting Firm	Compliance Liaison	Vice President, Clerk, and
KPMG LLP		Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Floating Rate Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN096
279985 4/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

February 28, 2013	$83,263	$--	$6,900	$ —
February 28, 2012	$80,841	$--	$6,700	$ —

For the fiscal years ended February 28, 2013 and February 28, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,900 and $6,700 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

February 28, 2013	$ —	$ —	$ —	$ —

February 28, 2012	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 26, 2013